UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 17, 2010

Stoneridge, Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-13337	34-1598949
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9400 East Market Street
Warren, Ohio	44484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (330) 856-2443

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Long-Term Incentive Plan Amendment
On May 17, 2010, at the 2010 Annual Meeting of Shareholders (the “Annual Meeting”), the shareholders of Stoneridge, Inc. (the “Company”) approved an amendment to the Amended and Restated Long-Term Incentive Plan (the “LTIP”).  The amendment increased the number of common shares available for issuance under the LTIP from 1.5 million to 3.0 million.  A description of the amendment and the amended LTIP were included in the Company’s proxy statement for the Annual Meeting.  In addition, a copy of the amended LTIP is attached hereto as Exhibit 99.1.

Directors’ Restricted Shares Plan Amendment
At the Annual Meeting, the shareholders of the Company also approved an amendment to the Directors’ Restricted Shares Plan (the “Directors’ Plan”).  The amendment increased the number of common shares available for issuance under the Directors’ Plan from 300,000 to 500,000.  A description of the amendment and the amended Directors’ Plan were included in the Company’s proxy statement for the Annual Meeting.  In addition, a copy of the amended Directors’ Plan is attached hereto as Exhibit 99.2.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were voted on by shareholders at the Company’s Annual Meeting:

1.	The seven nominees for election to the Board of Directors were elected, each for a one-year term, based on the following votes:

Nominee	For	Withheld	Broker Non-Votes
John C. Corey	20,962,931	67,849	2,519,211
Jeffrey P. Draime	20,952,712	78,068	2,519,211
Douglas C. Jacobs	20,870,844	159,936	2,519,211
Ira C. Kaplan	20,862,944	167,836	2,519,211
Kim Korth	20,927,620	103,160	2,519,211
William M. Lasky	20,870,842	159,938	2,519,211
Paul J. Schlather	20,862,942	167,838	2,519,211

2.
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2010 was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
23,358,622	190,001	1,368	-

3.	The proposal to approve the amendment to the Stoneridge Inc. Amended and Restated Long-Term Incentive Plan was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
14,590,856	6,429,781	10,143	2,519,211

4.	The proposal to approve the amendment to the Stoneridge Inc. Directors’ Restricted Shares Plan was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
14,426,572	6,589,845	14,363	2,519,211

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: May 21, 2010	/s/ George E. Strickler
George E. Strickler, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)